SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005 (January 2, 2005)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 2, 2005, on management’s recommendation, the Board of Directors of Brocade Communication Systems, Inc. (the “Company”), in consultation with KPMG LLP, the Company’s independent auditors, and the Company’s advisors, concluded that the Company’s financial statements for the fiscal years ending 2001, 2002 and 2003, and the interim periods contained therein, should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20. The Company currently intends to restate its financial statements for fiscal years 2002 and 2003 and to make related adjustments to the Company’s financial statements for fiscal years prior to 2002 as necessary in connection with the filing of its Form 10-K for the fiscal year ended October 30, 2004.

     On January 6, 2005, the Company issued a press release relating to these matters, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated January 6, 2005, entitled “Brocade Communications to Restate Financial Statements.”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: January 6, 2005	By:	/s/ Antonio Canova
Antonio Canova
Vice President, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated January 6, 2005, entitled “Brocade Communications to Restate Financial Statements.”